Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Exhibit 10.57

AMENDMENT NO. 6 TO SERVICING AGREEMENT

This Amendment No. 6 to Servicing Agreement (“Amendment No. 6”) is made and entered into as of the latest date signed below (“Amendment Effective Date”) by and between Blackhawk Network, Inc., an Arizona corporation (“Servicer”), and MetaBank, dba Meta Payment Systems, a federal savings bank (“Bank”) and relates to that certain Servicing Agreement dated March 30, 2012, by and between Servicer and Bank, as amended by Amendment No. 1 to Servicing Agreement, dated November 5, 2012 (“Amendment No. 1”), Amendment No. 2 to Servicing Agreement, dated October 31, 2013 (“Amendment No. 2”), the First Addendum to Servicing Agreement, dated May 30, 2014 (“Addendum No. 1”), Amendment No. 3 to Servicing Agreement, dated June 13, 2014 (“Amendment No. 3”), the Second Addendum to Servicing Agreement, dated October 1, 2015 (“Addendum No. 2”) the Amendment No. 4 to Servicing Agreement, dated May 6, 2016 (“Amendment No. 4”) and Amendment No. 5 to Servicing Agreement, dated June 16, 2016 (together, the “Agreement”). Each of Servicer and Bank may be referred to herein as a “Party” or collectively as the “Parties”. Capitalized terms used herein but not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement (as hereinafter defined and as amended herein).

RECITALS

Whereas, on or about January 6, 2016, Servicer’s parent company, Blackhawk Network Holdings, Inc. purchased the ownership interest of Omni Prepaid, LLC, which included the acquisition of GiftCards.com LLC and OmniCard, LLC (“Omni Prepaid”), and the Parties desire to amend the [**] applicable to [**] Programs.

Whereas, on or about June 1, 2016, Servicer, Bank and NetSpend Corporation entered into a Servicing Agreement whereby certain general purpose reloadable Programs (the “GPR Programs”) would be wound down, and the Parties desire to set forth certain pricing terms applicable to wind down activities.

Whereas, the Parties desire to amend the Agreement as more fully set forth below.

AGREEMENT

NOW, THEREFORE, each of the Parties for good and valuable consideration exchanged and intending to be legally bound, hereby mutually agree as follows:

I.    [**] for [**] Programs. Effective January 1, 2016, the Parties hereby agree that the [**] for all [**] shall be [**], and the [**] for all [**] shall be [**]. These [**] shall also apply to any [**] for [**] and [**] made pursuant to Paragraph III of Amendment No. 5 to Servicing Agreement.
II.    [**] for GPR Programs. The Parties hereby agree that Servicer shall pay to Bank a fee of [**] for each [**] issued by [**] in support of the wind-down of the GPR Programs only. The standard [**] fee of [**] shall continue to apply to all other Programs.

III.    Except as specifically modified by this Amendment No. 6, the Agreement shall remain in full force and effect. This Amendment No. 6 may not be amended or modified except pursuant to a written agreement signed by each of the Parties hereto. This Amendment shall bind, and inure to the benefit of, Servicer and Bank and their successors and permitted assigns. This Amendment No. 6 may be executed in counterparts, which execution may be by facsimile or other electronic means, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the Amendment Effective Date.

Blackhawk Network, Inc.		MetaBank, dba Meta Payment Systems

By:	/s/ Jerry Ulrich	By:	/s/ Ian Stromberg
Name:	Jerry Ulrich	Name:	Ian Stromberg
Title:	CFO	Title:	SVP
Date:	12/19/2016	Date:	12/21/2016

Approved as to legal terms only
By /s/ Vicki Virkus (DS)
Meta Legal Team

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.